T. Rowe Price Tax-Exempt Money Fund

Supplement to Prospectus Dated July 1, 2016

The fund’s management fee consists of two components–an individual fund fee of 0.10% and a group fee that declines at certain asset levels and is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). On December 31, 2016, the annual group fee rate was 0.29%. Effective April 1, 2017, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.28% of the fund’s average daily net assets, through at least June 30, 2019.

To reflect the new contractual management fee waiver, effective April 1, 2017, the fee table and expense example on page 1 are revised as follows:

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.39%[b]

Distribution and service (12b-1) fees	—

Other expenses	0.12%

Total annual fund operating expenses	0.51%

Fee waiver/expense reimbursement	(0.11)%[b,c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40%[b,c,d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through June 30, 2019) to waive a portion of its management fees in order to limit the fund’s management fees to 0.28% of the fund’s average daily net assets. The agreement may be terminated at any time beyond June 30, 2019, with approval by the fund’s Board of Directors. Fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c Restated to reflect current fees.

d The figure shown in the fee table does not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure includes the effect of voluntary management fee waivers.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$138	$260	$616

Effective April 1, 2017, the first paragraph below the “Group Fee Schedule” table on page 48 is replaced with the following:

Each fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On December 31, 2016, the annual group fee rate was 0.29%. The individual fund fees, also applied to the funds’ average daily net assets, are as follows: Tax-Exempt Money, 0.10%; Tax-Free High Yield, 0.30%; Tax-Free Income, 0.15%; and Tax-Free Short-Intermediate, 0.10%.

With respect to the money fund, through at least June 30, 2019, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.28% of the fund’s average daily net assets. This agreement automatically renews for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is March 30, 2017.

F52-041 3/30/17